EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. 1350 and Section 906 of Sarbanes-Oxley Act of 2002

We hereby certify that the foregoing Form 10-K of Embassy Bancorp, Inc. for the year ended December 31, 2011 complies in all respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of Embassy Bancorp, Inc.

/s/ David M. Lobach, Jr.
DAVID M. LOBACH, JR.
Chairman, President and
Chief Executive Officer

/s/ Judith A. Hunsicker
JUDITH A. HUNSICKER
Senior Executive Vice President,
Chief Operating Officer, Secretary and
Chief Financial Officer

Dated: March 30, 2012